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                     DAIMLER-BENZ AUTO GRANTOR TRUST 1995-A
                            MONTHLY SERVICING REPORT
                   SERVICER: MERCEDES-BENZ CREDIT CORPORATION
                             TRUSTEE: CITIBANK, N.A.



COLLECTION PERIOD: MARCH 1997
DISTRIBUTION DATE: 4/15/97



STATEMENT FOR CLASS A AND CLASS B CERTIFICATEHOLDERS PURSUANT TO
SECTION 4.9 OF THE POOLING AND SERVICING AGREEMENT                                                           Per $1,000 of Original
                                                                                                                Class A/Class B
                                                                                                               Certificate Amount
                                                                                                             ----------------------
     (i)    Principal Distribution
            ----------------------
                Class A Amount                                                                  $14,790,342.77     $25.940915
                Class B Amount                                                                     $778,439.09     $25.940914
    (ii)    Interest Distribution
            ---------------------
                Class A Amount                                                                   $1,321,149.78      $2.317176
                Class B Amount                                                                      $69,534.20      $2.317176
   (iii)    Amount of Distribution allocable to the Yield Supplement Amount                         $20,244.27
            ---------------------------------------------------------------                         ----------
                Class A Amount                                                                      $19,232.06
                Class B Amount                                                                       $1,012.21
            Amount of Distribution allocable to the (Excess) Shortfall Amount                       $26,211.35
            -----------------------------------------------------------------                       ----------
                Class A Percentage                                                                  $24,900.78
                Class B Percentage                                                                   $1,310.57
    (iv)    Monthly Servicing Fee                                                                  $237,723.76      $0.396099
            ---------------------                                                                  -----------
                Monthly Supplemental Servicing Fee                                                       $0.00      $0.000000
                Class A Percentage of the Servicing Fee                                            $225,837.57      $0.396099
                Class A Percentage of the Supplemental Servicing Fee                                     $0.00      $0.000000
                Class B Percentage of the Servicing Fee                                             $11,886.19      $0.396099
                Class B Percentage of the Supplemental Servicing Fee                                     $0.00
     (v)    Class A Principal Balance (end of Collection Period)                               $256,214,740.06
            Class A Pool Factor (end of Collection Period)                                           44.937733%
            Class B Principal Balance (end of Collection Period)                                $13,484,986.32
            Class B Pool Factor (end of Collection Period)                                           44.937733%
    (vi)    Pool Balance (end of Collection Period)                                            $269,699,726.38

   (vii)    Class A Interest Carryover Shortfall                                                         $0.00
            Class A Principal Carryover Shortfall                                                        $0.00
            Class B Interest Carryover Shortfall                                                         $0.00
            Class B Principal Carryover Shortfall                                                        $0.00

  (viii)    Amount Otherwise Distributable to the Seller that is Distributed to
            Either the Class A or Class B Certificateholders                                             $0.00      $0.000000


    (ix)    Balance of the Reserve Fund Property (end of Collection Period)
                Class A Amount                                                                   $6,001,631.84
                Class B Amount                                                                           $0.00

     (x)    Aggregate Purchase Amount of Receivables repurchased by the Seller or the Servicer           $0.00
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